UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)  JANUARY 31, 2003


                                  NYMAGIC, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


        NEW YORK                        1-11238                  13-3534162
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


     330 MADISON AVENUE, NEW YORK, NEW YORK                   10017
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  212.551.0600
                                                   -----------------------------



           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On January 31, 2003, NYMAGIC, INC. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") with, and granted an Option Certificate (the "Option Certificate") to, Conning Capital Partners VI, L.P. ("Conning"). Pursuant to the Purchase Agreement, the Company sold to Conning 400,000 investment units with each unit consisting of one share of common stock issued out of treasury shares, and an option to purchase one additional share of common stock out of treasury shares. Conning paid $21.00 per unit resulting in $8.4 million in proceeds to the Company. In a simultaneous transaction, John N. Blackman, Jr., a major shareholder and director of the Company, sold 100,000 investment units on similar terms. The Purchase Agreement is attached hereto as
Exhibit 99.1, the Registration Rights Agreement is attached hereto as Exhibit 99.2, and the Option Certificate is attached hereto as Exhibit 99.3.

On February 3, 2003, the Company increased the size of its board of directors from ten directors to eleven directors and appointed David W. Young to fill the newly created directorship.

On February 3, 2003, the Company issued a press release relating to the transactions contemplated by the Purchase Agreement. The press release is attached hereto as Exhibit 99.4.

In addition on December 30, 2002, the Company signed a sublease for which it received landlord's consent dated January 31, 2003 for 28,195 square feet for its principal offices in New York. The lease shall commence no later than March 1, 2003 and expire on July 30, 2016. The new offices will be located at 919 Third Avenue, New York, New York 10022.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

 EXHIBIT
 NUMBER    DESCRIPTION
 -------  ------------
  99.1 Securities Purchase Agreement dated as of January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.2 Registration Rights Agreement dated January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.3 Option Certificate dated as of January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.4    Press Release dated as of February 3, 2003.



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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 4, 2003
                                              NYMAGIC, INC.


                                              By: /S/ THOMAS J. IACOPELLI
                                                 -------------------------------
                                                 Thomas J. Iacopelli
                                                 (Chief Financial Officer)


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


                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER    DESCRIPTION
 -------  ------------
  99.1 Securities Purchase Agreement dated as of January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.2 Registration Rights Agreement dated January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.3 Option Certificate dated as of January 31, 2003 by and between NYMAGIC, INC. and Conning Capital Partners VI, L.P.

  99.4    Press Release dated as of February 3, 2003.



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